UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 19, 2008
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +(44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 7—Regulation FD

Item 7.01.	Regulation FD Disclosure.
September 19 , 2008 — Guernsey, Channel Islands — CanArgo Energy Corporation (OSE:CNR; AMEX:CNR) (the “Company”) announced today that its Board of Directors has designated October 2, 2008 as the record date (“Record Date”) to determine those stockholders entitled to receive at no charge transferable subscription rights (“Rights”) by way of a dividend to purchase one share of common stock, par value $0.10 per share, for each share of common stock held of record at the close of business on the Record Date at a subscription price of $0.10 per share (the “Rights Offering”). Pending effectiveness being declared by the United States Securities and Exchange Commission of a Registration Statement previously filed on Form S-3 by the Company under the U.S. Securities Act of 1933 relating to the Rights Offering and the completion of all regulatory reviews by the Oslo Stock Exchange the proposed Rights Offering, which had been previously disclosed by the Company, will be scheduled to commence on October 6, 2008 and terminate three weeks later on October 24, 2008. Further details regarding the Rights Offering will be contained in a Prospectus and related documents to be mailed to U.S. stockholders and for Norwegian stockholders a separate Circular and related documents to be furnished to such stockholders upon request, promptly upon declaration of the effectiveness of the Registration Statement and receipt of final approval of the Circular by the Oslo Stock Exchange. The Company shall notify stockholders of the commencement of the Rights Offering at such time as it has received all such required regulatory approvals.
CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in Georgia.
The information in this item 7.01 (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
A copy of the Press Release is attached hereto as Exhibit 99.1,

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release dated September 19, 2008 issued by CanArgo Energy Corporation.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: September 23, 2008	By:	/s/ Jeffrey Wilkins
Jeffrey Wilkins, Corporate Secretary